Changes in Estimates, Measurement Uncertainty and Unusual Items	6 Months Ended
Jun. 30, 2026
Changes in Estimates, Measurement Uncertainty and Unusual Items [Abstract]
Changes in Estimates, Measurement Uncertainty and Unusual Items

Note 14 — Changes in Estimates, Measurement Uncertainty and Unusual Items

The acquisition accounting described in Note 3 is being completed by the Company. The current amounts are provisional historical carrying amounts or contractual acquisition costs, rather than a completed allocation to acquisition-date fair values. The remaining work covers identification and measurement of consideration, assets and liabilities, related taxes and the acquisition residual. Measurement-period adjustments and any identified errors are assessed under their respective accounting requirements. This description does not assert that no other material changes in estimates or unusual items occurred.